UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   September 24, 2006

Pharmion Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50447	84-1521333

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 28th Street, Boulder, Colorado	80301

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   720-564-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	7.01	Regulation FD Disclosure

          On September 24, 2006, Pharmion Corporation issued a press release announcing top line results of the Phase 3 “SPARC” clinical trial evaluating satraplatin in patients with second-line hormone-refractory prostate cancer.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

          In accordance with General Instruction B.2 of Form 8-K, the information incorporated by reference under this Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item	9.01	Financial Statements and Exhibits.

		(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated September 24, 2006.

This exhibit is furnished pursuant to Item 7.01 and shall not be deemed to be “filed.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMION CORPORATION

Date:	September 24, 2006	By:	/s/ Erle T. Mast

		Name:	Erle T. Mast
		Title:	Chief Financial Officer